ARCHER GROUP MANAGEMENT SERVICES LIMITED


                                     - and -


                                Stephen L.Wenman

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                                SERVICE AGREEMENT

                        ---------------------------------



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                       T H I S  A G R E E M E N T is made

                                 B E T W E E N:

(1) ARCHER GROUP MANAGEMENT SERVICES LIMITED (registered number 2733994) whose registered office is situated at Two Minster Court, London EC3R 7FL (the "Company")

(2)      THE PERSON named in paragraph 1 of Schedule 1 (the "Executive")

                                   RECITALS:-

(A) Words defined in this Agreement shall have the same meaning when used in these recitals.

(B) The Company acts as a service company to other companies within the Archer Group.

(C) All persons engaged as executives and employees of the Company may be required to work from time to time for any or all of the companies within the Archer Group subject always to any relevant provisions of the articles of association of any company and any undertakings and consents required by the Council of Lloyd's.

(D) The principal business of the Archer Group is the business of managing Syndicates at Lloyd's.

IT IS AGREED as follows:-

         1.       Definitions

         In this Agreement the following words shall have the following meanings:-

         "Archer Group"                     Archer  Group  Holdings plc and
                                            all subsidiary or associated
                                            companies thereof;

         "associated company"               shall   bear  the meaning ascribe
                                            thereto in S.416(1) of the Income
                                            and Corporation  Taxes  Act  1988
                                            but   construing   the   word
                                            "controlled"  for the purpose
                                            of  S.416(2)  as if the words
                                            "the   greater   part"   were
                                            deleted  and  replaced   with
                                            "more than 20%";

         "the Board"                        the board of directors from  time
                                            to  time  of such company  within
                                            the  Archer Group as shall be
                                            notified by the Company to the
                                            Executive from time to time (and
                                            in the absence of any such
                                            notification the Company);

         "Chartwell"                        shall mean Chartwell Re Corporation,
                                            and its  subsidiaries,
                                            a publicly traded holding company
                                            domiciled in the USA;

         "Holdings"                         Chartwell Re Holdings Limited;

         "subsidiary  company"              shall  bear the  meaning  ascribed
                                            thereto  in S.736 of the Companies
                                            Act 1985 as amended;

         "the Syndicate"                    all or any Syndicate managed by the
                                            Archer Group.

         2.       Appointment and Commencement

         2.1 The Company shall employ the Executive as Chief Executive of Archer Group and Archer Managing Agents Ltd, ("AMA") and the Executive agrees to be employed by the Company and to serve the Archer Group upon the terms and conditions of this Agreement and subject to the approval of Lloyd's of London ("Lloyd's") commencing on 20 March, 1997.

         2.2 This Agreement contains the entire and only agreement and will govern the relationship between the Company and the Executive.

         3.       Termination by Notice

         3.1 Subject to clause 3.2 and clause 20 the employment of the Executive shall continue unless and until either party gives the other six months' notice in writing.

         3.2 If at any time either the Company or the Executive gives notice of termination of this Agreement in accordance with clause 3.1, then during such period of notice:

               (a) the Company shall not be under any obligation to allow the Executive to continue to exercise the powers or duties previously vested in or assigned to him or to provide any work for the Executive;

               (b) the Company may at any time during the notice period suspend Executive from his employment or exclude him from any premises of the Company provided that during such period the Executive shall continue to receive his salary and all other contractual benefits provided under this Agreement;

               (c) notwithstanding the provisions of paragraph (b) above the Company shall not prevent the Executive from carrying his duties as an officer of the Company.

               (d) if so requested by the Company, the Executive shall immediately resign from any directorships of any member of the Archer Group or of Chartwell or its subsidiaries to which he may have been appointed during his employment.

         Provided always that the Executive shall continue to be entitled to receive the remuneration and benefits to which he is entitled under clauses 7 and 9.

         4.       Function

         4.1 The Executive shall act as a Chief Executive and director of Archer Group Holdings plc & AMA.

         4.2 The Executive shall, if required by Chartwell and subject to any necessary consent of the Council of Lloyd's, act as director of any member of the Archer Group, Chartwell or any of its subsidiaries and whether holding the office of director or not he shall perform such further duties and exercise such powers and functions in relation to the business of the Archer Group, or Chartwell consistent with his status and duties under clause 4.1 which may from time to time be assigned to or vested in him by Chartwell or by any member of the Archer Group and shall at all times conform to the reasonable instructions of directors of the company for which he works.

         4.3 The Executive shall carry out his duties at the place specified in paragraph 11 of Schedule 1 or such other place within the United Kingdom as the Company shall reasonably require. However, the Executive agrees to travel to the United States or other places reasonably incident to his duties.

         5.       Executive's Obligations

         5.1 The Executive shall faithfully serve the Archer Group and the Syndicates and use his best endeavours to promote their interests and welfare and shall at all times give Chartwell, the Board and the directors of Holdings, such information concerning the affairs of the Archer Group and the Syndicates as may be known to him and as they may reasonably require.

         5.2 Unless the Board otherwise agrees, the Executive shall, except when prevented by ill health or injury or while on agreed holidays, devote the whole of his time attention and abilities to carrying out his duties under this Agreement.

          5.3   The Executive shall not without the prior approval of the Board:

               (a) pledge the credit of any member of the Archer Group or lend its money or give any guarantee on behalf of any member of the Archer Group other than in the ordinary course of the business of the Archer Group;

               (b) personally guarantee or bind himself as surety for the debts or engagements of any other person;

               (c) accept any directorship or other than as required by Chartwell or the Archer Group;

               (d)   acquire  or  hold  any   interest   in  a  Lloyd's   broker
          (disregarding any interest which falls to be disregarded for the purposes of Sections 10 and 11 of the Lloyd's Act 1982);

               (e) compromise or release any debt due to any member of the Archer Group or to the Syndicates.

               (f) make any statement or announcement to the press, radio or other media or give any interview regarding the affairs or business of the Archer Group without Chartwell's consent and approval.

         6.       Requirements of Lloyd's

         6.1 So long as the Executive shall be a director of any member of the Archer Group he shall, as director, use his best endeavours to procure compliance by the Archer Group with the byelaws, regulations and requirements of Lloyd's.

         6.2 The Executive shall in any event and at all times perform his own duties in accordance with the byelaws, regulations and requirements of Lloyd's.

         7.      Remuneration

         7.1 The Executive shall be paid as remuneration for his services an annual salary at the rate specified in paragraph 2 of Schedule 1 payable by equal monthly instalments in arrears.

         7.2 The annual salary shall be subject to review by the compensation committee of Chartwell in January of each year.

         7.3 In addition to the annual salary, Chartwell shall pay the Executive bonus compensation from time to time as follows: as soon as practicable following the end of each calendar year, at the sole discretion of the Board, a performance bonus in an amount equal to 0% to 50% of base salary if performance results are less than the annual plan set by the board prior to the performance period and in an amount equal to 50% to 100% of base salary if performance results equal or exceed such annual plan. It is understood that this bonus plan may be subject to modification by the Chartwell Board, however the Executive will always be subject to the same bonus plan as the most senior executives of Chartwell.

         8.      Expenses

         The Executive shall be reimbursed by the Company (at its own expense or that of the Syndicates as may be appropriate) for all out-of-pocket expenses properly incurred by him in the performance of his duties provided that such expenses are properly approved and authorised. The Executive will be required to provide evidence of such expenses.

         9.      Additional Benefits

          9.1 The Company provides a number of fringe benefits to its employees, some of which may require declaration to the Inland Revenue as a non-cash benefit, such as private medical insurance and professional membership subscriptions. This particularly applies to employees earning in excess of (pound)8,500 per annum. Each year, shortly after the end of the tax year, the Company will supply the Executive with a copy of the return made to the Inland Revenue with details of the Executive's taxable benefits. All benefits are discretionary and may be withdrawn or varied at the Company's sole discretion. Further details of these benefits are contained in the Staff Handbook referred to in Clause 23.

          9.2 The provision of such benefits is to be subject to the rules of the pension scheme, if applicable, or the terms and conditions upon which any insurance related benefit was incepted or renewed as the case may be and further the Company reserves the right to amend, vary or discontinue all or any such benefits at any time without compensation.

         10.      Holidays

          10.1 In addition to all statutory holidays the Executive shall be entitled to the number of working days paid holiday in each calendar year specified in paragraph 10 of Schedule 1 (and pro rata for any lesser period which shall be deemed to accrue on a day to day basis) to be taken at such time or times as may be agreed between the Executive and the Board provided that the Board may fix the maximum number of working days in any one year which may be taken together as holiday and (unless otherwise agreed or if the Executive shall not have been permitted to take his full holiday entitlement) holiday entitlement not taken in any particular year shall be forfeited.

          10.2 Upon termination of the Executive's employment in the course of a year for whatever reason the Executive shall be entitled to salary in lieu of holiday accrued but not taken in that year but shall be required to repay to the Company any salary received in respect of holiday taken in excess of his proportionate holiday entitlement. The Executive agrees that the Company may deduct any money which he is required to repay to the Company whether holiday pay or otherwise from salary due to the Executive.

         11.      Sickness and Incapacity

          11.1 If the Executive shall be incapacitated by mental or physical illness or injury from attending to his duties and in the case of physical incapacity furnishes (if so required) evidence satisfactory to the Board of such incapacity he shall be entitled to receive:

               (a) his full salary for the period of incapacity up to a total of
                   183 days;

               (b) one-half of his full salary for the same period of incapacity for the next 183 days.

         The Executive shall not be entitled to salary after the 366th day of any one period of incapacity. In calculating such a period of incapacity there shall be aggregated periods of incapacity in any period of 732 days.

         11.2 Any benefit receivable by the Executive under any permanent health insurance scheme of the Company shall be deducted from any salary receivable in respect of the same period by the Executive under clause
         11.1 above.

         11.3 The Company shall be at liberty to deduct from any salary receivable by the Executive under clause 11.1 above the amount of any statutory sick pay or other sickness or injury benefits receivable by him under the National Insurance legislation in force from time to time whether or not received and any damages compensation or other benefits in respect of loss of earnings received by him in connection with his absence.

         11.4 At the request of the Board the Executive  shall,  whether  absent
         from  work  or  not,   co-operate  in  providing  medical  evidence  or
         undergoing a medical examination arranged by the Company.

         12.     Group Directorships

         If required by the Board to act as director of a member of Chartwell and/or of the Archer Group in accordance with clause 4.2 or if appointed by agreement with the Board as a director of any corporation in which Chartwell and/or the Archer Group may have an interest, the Executive shall resign from any such directorship as the Board may from time to time require subject to the approval of the board of directors of Holdings. A request for any such resignation shall not constitute termination of this Agreement or constructive dismissal of the Executive.

         13.      Disclosure of Interests and Competing Interests

         13.1 During his employment under this Agreement the Executive shall not without the prior written consent of the Board (which consent shall not be unreasonably withheld) except in his capacity as an employee of the
         Company:

                 (a)      actively engage in any other business; or

                 (b) engage or be concerned or interested directly or indirectly in any other insurance related business other than that of the Archer Group provided that this paragraph
                     (b) shall not prohibit:

                         (i) the holding as an investment of shares or other securities of any company quoted on any recognised Stock Exchange in the United Kingdom provided that the Executive shall disclose to Chartwell any investment in Chartwell securities (together with his spouse, children, parent or parents' issue) as may from time to time be requested by Chartwell and neither holds nor is beneficially interested in more than three per cent of any single class of the securities in that company; or

                         (ii) the business of an Underwriting Member of Lloyd's.

         13.2 Without derogating from any duty of disclosure arising under any statute or the general law, the Executive shall disclose to the Board in writing:

                    (a) all  matters  which are  required  by  Lloyd's  Byelaws, regulations or requirements to be disclosed to Lloyd's or members of the Syndicates;

                    (b) all his  interests  and  that  of his  associates  (as defined by the Lloyd's Act 1982) in any Lloyd's managing agent or members' agent or Lloyd's broker;

                    (c) any interest of the Executive or his associates (as
                        defined by the said Act) in any contract or proposed contract with any member of the Archer Group or the Syndicates.

         13.3 The Executive shall disclose to Chartwell any investment in Chartwell securities as may from time to time be requested by Chartwell

         14.      Confidentiality

         14.1 The Executive shall not during the continuance of his employment under this Agreement (except in the proper course of his duties) nor at any time after his employment shall end divulge to any person whomsoever, and shall use his best endeavours to prevent the publication or disclosure of, any trade secret or confidential information concerning the business or finance of Chartwell or its subsidiaries or of the members of the Archer Group or the Syndicates or any of their dealings transactions or affairs which are within or may come to his knowledge during or in the course of his employment other than such information which shall have come into the public domain.

         14.2 The Executive shall not use after termination of this Agreement any such confidential information acquired in the course of or incidental to the performance of his duties hereunder for any purpose whatever including without limitation for his own benefit or to the detriment of Chartwell or its subsidiaries or of the Archer Group or the Syndicates other than such information which shall have come into the public domain.

         14.3 The Executive expressly agrees that the expressions "trade secret" and "confidential information" include but are not limited to:

                 (a) in respect of risks accepted by the Syndicates managed by the Archer Group, all placing information, rates, claims records and disputes;

                 (b) in respect of the  reinsurance  programme  arranged for the
                 Syndicates   managed  by  the   Archer   Group,   all   placing
                 information, rates and claims records;

                 (c) all claims statistics and other statistical information produced by the Archer Group for Syndicates under management;

                 (d) all information material to any dispute or litigation involving the Archer Group, or the Syndicates managed by the Archer Group.

         15.      Restrictive Covenants

         15.1 For a period of twelve months (or such lesser period as may apply as a result of the application of clause 15.4) following the date of termination of his employment the Executive shall not without the prior consent of the Company:

                 (a) carry on any Competing Business in any Relevant Capacity (in competition with the whole or any part of the business or activities of Chartwell or its subsidiaries or of the Archer Group as carried on at the date of termination) for any person who is or was a member of the Syndicates (or any other
                 Syndicate managed by the Archer Group), during the twelve months preceding such termination and who has at the Executive's invitation or suggestion or that of a Connected Company of the Executive or a director, officer, employee, consultant or agent of such a Connected Company withdrawn from any such Syndicates managed by the Archer Group;

                 (b) induce or seek to induce any employee of the Company (or of a related company) engaged in a senior capacity with whom the Executive has had dealings and who has had dealings with any member of the Syndicates with whom the Executive dealt in the six months prior to the date of termination of his employment to give up such employment.

         15.2     For the purposes of clause 15.1:

                 (a) "Competing Business" means the business of managing agent at Lloyd's;

                 (b) "Connected Company" means any company which is controlled (within the meaning of S.416(2) of the Income and Corporation Taxes Act 1988) by the Executive and/or his associates (as defined in Lloyd's Act 1982);

                 (c) "Relevant Capacity" means for his own account or for that of any person, firm or company (other than the Company or other member of the Archer Group) and whether directly or indirectly:

                         (i) as principal, partner, director, officer, employee,
                    consultant or agent; or

                         (ii) (A)  pursuant to any contract or  arrangement  for
                    the  provision  of his services  concluded by any  Connected
                    Company;   or
                              (B) otherwise through the medium of any Connected Company.

         15.3 Each of the restrictions in this clause are considered by the parties to be reasonable in all the current circumstances and it is hereby agreed that if any restriction shall be judged to be void as going beyond what is reasonable in all the circumstances for the protection of the legitimate interests of any member of the Archer Group but would be valid if words were deleted therefrom or the period of such restriction or the range of activities or area covered by the restriction were reduced in scope the said restriction shall be deemed to apply with such modifications as may be necessary to make the same valid and effective and any such modification shall not thereby affect the validity of any other restriction contained herein.

         15.4 The period of twelve months referred to in clause 15.1 shall be reduced by the amount of time (if any) in the period between the date on which notice of termination of this Agreement is given in accordance with clause 3.1 and the effective date of termination of the Executive's employment under this Agreement, for which the Company requires the Executive in writing pursuant to clause 3.2 not:

                         (a) to attend his place of work or any other premises of any company within the Archer Group; and/or

                         (b)  to carry out all or a material part of his duties.

         16.     Disciplinary Rules and Grievance Procedure

         16.1 If the Executive wishes to seek redress for any grievance relating to his employment under this Agreement or is dissatisfied with any disciplinary decisions concerning him he should first discuss the matter with the Chairman and Chief Executive Officer of Chartwell.

         16.2 If the grievance or dissatisfaction is not then settled the Executive should lay his grievance or dissatisfaction before the board of directors of Chartwell who will afford the Executive the opportunity of a full and fair hearing and whose decision on such grievance or dissatisfaction shall be final.

          16.3 In compliance with the requirements of Section 1 of The Employment Protection (Consolidation) Act 1978 as amended the Company hereby notifies the Executive that by reason of his seniority there are no specific disciplinary rules or procedures applicable to him except as stated in this Agreement.

         17.      Gratuities and Codes of Conduct

         17.1 The Executive shall under no circumstances whatsoever either directly or indirectly receive or accept for his own benefit any commission, rebate, discount, gratuity or profit from any person, company or firm having business transactions with any member of the
         Archer Group (or any related company as defined above) unless previously agreed with the Board.

         17.2 The Executive shall comply with all codes of conduct from time to time adopted by the Board and with all applicable statutes, rules and regulations which apply to directors of Chartwell.

         18.      Insider Dealing

         The Executive shall, during his employment under this Agreement and for twelve months after its termination howsoever arising, comply (and procure that his spouse and minor children shall comply) with all applicable rules of law, Stock Exchange regulations and any code of conduct of the Company for the time being in force, in relation to dealings in shares, debentures or other securities of Chartwell and any unpublished price sensitive information affecting the securities of any other company.

         19.      Transfer or Reconstruction or Amalgamation of the Archer Group

         If the Company or Chartwell or any other member of the Archer Group transfers any substantial part of its undertaking to any other person or company the Executive shall not have any claim for damages compensation or otherwise by reason of such event or for termination of his employment following such event if the Executive shall have or be offered employment on terms not less favourable than those contained in this Agreement by any other company succeeding as managing agent of any of the Syndicates.

         20.      Summary Termination

         20.1 The Company may summarily terminate the employment of the Executive without prior notice so that the Executive shall have no claim for damages or compensation or otherwise against the Company (or Chartwell or its subsidiaries any other member of the Archer Group) or the Syndicates in respect of such termination (but without prejudice to any other remedy that the Company or the Syndicates may have against the Executive) if the Executive shall:

                    (a) be the subject of a direction of administrative suspension under the Byelaw dated 3rd June 1987 entitled "Administrative Suspension" (No 7 of 1987), as amended from time to time, or be found guilty of misconduct under the Byelaw dated 9th June 1993 entitled "Misconduct Penalties and Sanctions" (No 9 of 1993), as amended from time to time and, in either case, the Council of Lloyd's notifies the Executive or the Company (or any other member of the Archer Group) that the Executive is no longer permitted to act as manager or director by reason of such direction or finding; or

                    (b) be or become disqualified from being a director of a company or from being concerned or taking part in the promotion, formation or management of a company under any of the provisions of the Company Directors Disqualification Act 1986 or by virtue of any other enactment; or

                    (c) become bankrupt or make any composition with or enter into any scheme of arrangement with his creditors; or

                    (d) be convicted of any criminal offence (other than an offence under Road Traffic legislation in the U.K. or elsewhere for which a lesser penalty than four months imprisonment is imposed); or

                    (e) be guilty of any fundamental or (after warning) recurring breach of his obligations under this Agreement; or

                    (f) suffer anything analogous to any of the events specified in paragraphs (b) or (c) under the law of any applicable jurisdiction.

         20.2 The employment of the Executive shall also be terminable under clause 20.1 if any consent, agreement or approval given by or under the authority of the Council of Lloyd's with respect to such employment is revoked or expires or terminates or if there is a breach by the Employee of any undertaking given to the Council.

         20.3 Any reasonable delay or forbearance in exercising such right of termination shall not constitute the waiver of such right.

         21.     Executive's Obligations Upon Termination

         Upon termination of the employment of the Executive for any reason whatever the Executive shall:

                 (a) at the request of the Board resign from any directorships to which he may have been appointed pursuant to clauses 4 or 12 of this Agreement and should he fail to do so the Board is irrevocably authorised to appoint some person in his name and on his behalf to sign any documents and do any things necessary or requisite to give effect thereto; and

                 (b) immediately deliver up to the Company all papers, correspondence and records prepared by him or which might have come into his possession in the course of or relating to the performance of his duties under this Agreement and he shall not be entitled to make or retain any copies thereof (title and copyright therein shall vest in the Company).

         22.      Effect of Termination of this Agreement

         The determination of this Agreement howsoever caused shall not operate to affect such of the provisions hereof as are expressed to operate or have effect thereafter and shall be without prejudice to any other accrued rights or remedies of the parties hereto.

         23.      Provisions Deemed Incorporated into this Agreement

         23.1 The provisions of the Staff Handbook as amended from time to time shall be deemed to be incorporated into this Agreement save to the extent that it is expressly stipulated in this Agreement to the contrary in which case the provisions of this Agreement shall prevail. Subject to this the Executive agrees to abide by and observe the provisions of the Staff Handbook. The Executive acknowledges receipt of a copy of the Staff Handbook on the date hereof.

         23.2 The Recitals and the Schedule to this Agreement (as may be amended from time to time) form part of this Agreement.

         24.      Variation of Terms of this Agreement

         If the provisions of this Agreement are varied by mutual agreement between the parties hereto the terms hereof (other than the terms so varied) shall remain in full force and effect and such variation shall not be deemed to determine this Agreement.

         25.      Severability

         If any term or condition of this Agreement shall to any extent be invalid or unenforceable, the remainder of this Agreement shall not be affected thereby and each term of this Agreement shall be valid and enforceable to the fullest extent permitted by law.

         26.      Notices

         Any notice to be served under this Agreement shall be deemed duly served if in the case of the Company or any other member of the Archer Group it is handed to the Chairman of that company or is sent by first class post to or left at the registered office of that company and if in the case of the Executive it is handed to him personally or sent by first class post to him at his last known residential address in the U.K.. Notices sent by prepaid first class post shall be deemed served (whether actually delivered or not) on the second business day next following the date of posting. In proving such service it shall be sufficient to prove that delivery was made or that the envelope containing such notice was properly addressed and posted as a prepaid first class letter.

         27.      Miscellaneous

         27.1 The Executive acknowledges that where any rights are conferred upon or obligations are undertaken to any person firm or company pursuant to this Agreement the Company shall be entitled to enforce the same as agent and trustee on behalf of any such person firm or company.

         27.2 There are no  collective  agreements  which  directly  affect the
         terms  and  conditions  of  the  Executive's   employment  under  this
         Agreement.

         28.      Proper Law

         This Agreement shall be governed by and construed in accordance with English law.

AS WITNESS this Agreement has been executed by the parties on the above date.

                                   SCHEDULE 1

1.       Name and address of Executive

         Stephen Wenman
         11 Norfolk House
         Trig Lane
         London EC4V3QQ

2.       Salary

         (pound) 250,000 per annum, payable in accordance with Clause 7 of this Agreement.

3.       Save As You Earn Scheme

         The Executive shall be eligible to participate in the Save As You Earn Scheme adopted by the Archer Group.

         Any questions regarding the scheme and joining or leaving the scheme should be addressed to the Personnel Department of the Archer Group.

4.       Stock Options

         The Executive is hereby awarded an option to purchase 25,000 shares of Chartwell Common Stock in accordance with the terms and conditions of the 1993 Amended and Restated Chartwell Stock Option (the 1993 Plan) or such plan as may succeed the 1993 Plan and the Award Agreement.

5.       Pension

         The Executive's remuneration package does not include any pension contribution nor shall the Executive be eligible to participate in the contributory pension scheme which employees ages 25 and over are eligible to join.

6.       Motor Car

         The Executive's remuneration package does not provide either a car or an allowance for a car.

     7.   Medical Insurance

          The Company provides medical insurance coverage for the Executive and members of his immediate family in line with Archer Group policy which may vary from time to time.

     8.   Permanent Health Insurance

          The Company currently maintains a Permanent Health Insurance Policy which offers the Executive benefits as may be notified to the Executive from time to time.

     9.   Life Insurance

          The Executive shall be entitled to participate in any Life Insurance Scheme established by the Company for members of staff which shall provide cover of four times basic salary from time to time subject to acceptance by the Company's insurers.

10.      Holidays

         Holiday entitlement is 28 working days in each calendar year.

11.      Place of Work

         The Executive's place of work shall be 2 Minster Court, Mincing Lane, London, EC3R 7FL/Lloyd's of London, One Lime Street, London EC3M 7HA or such other place within the United Kingdom as shall be notified by the Company from time to time allowing for other travel as necessary or incidental to his duties.






SIGNED by                   )
                            )
for and on behalf of        )
ARCHER GROUP MANAGEMENT     )
SERVICES LIMITED            )
in the presence of:         )





Executed and delivered as   )
a Deed by the said          )
Stephen L. Wenman           )
in the presence of:-        )